UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Liberty, 6th Floor Reno, NV 89501
(Address of principal executive offices)

702-990-3271
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2021, we issued a press release announcing the appointment of Mr. Steven Reinharz as Chief Executive Officer, Chief Financial Officer and Secretary of our Company.

On March 2, 2021, Garett Parsons tendered his resignation as Chief Executive Officer, Chief Financial Officer and Secretary of our Company, effective immediately. Mr. Parsons will continue to serve as a member of the Board of Directors of our Company (the “Board”).  Mr. Parsons will continue to serve as a consultant to the Company for a three-year term.  On March 2, 2021, the Board identified and retained Mr. Steven Reinharz as the Chief Executive Officer, Chief Financial Officer and Secretary of our Company. Our Company has not yet entered into an Employment Agreement with Mr. Reinharz.  On March 2, 2021, Mr. Reinharz was elected to the Board.  A copy of the press release announcing Mr. Parsons’ resignation and Mr. Reinharz’s appointment as Chief Executive Officer, Chief Financial Officer and Secretary of our Company is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

In connection with Garett Parsons’ resignation, the Company entered into a consulting agreement with Mr. Parsons effective March 2, 2021 (the “Consulting Agreement”).  The Consulting Agreement, which was approved by our Board, provides for, among other things, Mr. Parsons to receive compensation over a term of thirty-six (36) months according to the following compensation schedule: $8,000 per month for the first twelve (12) months; $9,000 per month for the subsequent twelve (12) months; and $10,000 per month for the final twelve (12) months.  The Consulting Agreement contains Confidentiality, Compensation and Reimbursement, Termination and other standard provisions.

The Board currently consists of Garett Parsons and Steven Reinharz.

The foregoing summary of the terms and conditions of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which has been filed as Exhibit 10.13 to this Form 8-K, which is incorporated herein by reference. The foregoing summary of the press release does not purport to be complete and is qualified in its entirety by reference to the full text of press release, which has been filed as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

10.13	Consulting Agreement dated March 2, 2021 between the Company and Garett Parsons

99.1	Press Release dated March 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2021	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

/s/ Steven Reinharz
Name: Steven Reinharz
Title: President